                                                                   EXHIBIT 10.41


         Each of the following executive officers of the Company has entered into a stock restriction agreement on substantially the terms set forth in the stock restriction agreement attached hereto on the dates set forth below:

           NAME OF EXECUTIVE OFFICER        DATE OF EXECUTION
           Steven H. Holtzman               May 1998
                                            July 1998 and 1999

           Mark J. Levin                    May 1998 and January 1999

           John Maraganore                  May 1998

                       FORM OF STOCK RESTRICTION AGREEMENT

                           STOCK RESTRICTION AGREEMENT


         AGREEMENT made this [DATE], between [NAME OF SUBSIDIARY], a Delaware corporation (the "Company"), and [EMPLOYEE NAME] (the "Employee").

         For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1. PURCHASE OF SHARES. The Company shall issue and sell to the Employee and the Employee shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1997 Equity Incentive Plan (the "Plan"), an aggregate of [NUMBER OF UNVESTED SHARES] shares (the "Shares") of common stock, $.001 par value per share ("Common Stock") of the Company at a price of $[OPTION EXERCISE PRICE] per share (the "Option Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

                  The aggregate purchase price for the Shares shall be paid by the Employee by (i) check payable to the order of the Company; or (ii) by delivery of a promissory note (the "Note") of the Employee in the form attached hereto as EXHIBIT A (except that the aggregate par value of the Shares shall be paid by the Employee by check payable to the Company); or (iii) such other method as may be acceptable to the Company. Upon receipt of payment by the Company for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2.       PURCHASE OPTION.

                  (a) In the event that the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, prior to the final vesting date under option agreement, the Company shall have the right and option (the "Purchase Option") to purchase from the Employee, for a sum equal to the Option Price per share, any shares then subject to the Purchase Option. All of the Shares shall be subject to the Purchase Option prior to vesting. As the shares vest in accordance with the vesting schedule specified in the option agreement, such Shares will no longer be subject to the Purchase Option until such time as all of such Shares are no longer subject to the Purchase Option.

         [The following illustrates how the Purchase Option works:

         On January 31, 1998, Employee begins working at the Company and is granted an option to purchase 4,800 shares of Common Stock at an exercise price of $.10 per share. The option vests as to 1/4 of the total on January 31, 1999 and as to 1/48 of the total at the end of each full calendar month thereafter.

         On April 30, 1998, Employee elects to exercise his or her option to acquire Unvested Shares. Because none of his or her option has vested on this date, the total 4,800 shares issued upon exercise of the option will be subject to the Purchase Option. On January 31, 1999, 1,200 of the Shares (1/4) will no longer be subject to the Purchase Option and at the end of each full calendar month thereafter 100 of such Shares (1/48) will no longer be subject to the Purchase Option.

         On August 1, 1999 Employee leaves the Company. On this date, 1,800 of the total 4,800 shares are no longer subject to the Purchase Option (1,200 (1/4) vested on 1/31/99 and an additional 100 (1/48) vested at the end of each full calendar month thereafter through July 31, 1999).]

                  (b) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company or with another subsidiary of the parent of the Company.

         3.       EXERCISE OF PURCHASE OPTION AND CLOSING.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), in accordance with Section 16, within 90 days after the termination of the employment of the Employee with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 90-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 90-day period.

                  (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate or any escrow agent) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such certificate or certificates, the Company shall pay the aggregate Option Price therefor in the form of a check or by cancelling indebtedness owed by the Employee to the Company, or any combination thereof.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) In the event that, due to the sale (whether by foreclosure or otherwise), transfer, assignment or other disposition of the Shares (other than pursuant to the Company's exercise of the Purchase Option), including, without limitation, a sale by the Company or any assignee of the Shares pursuant to the terms of the Note (each, a "Sale Event"), the Company is unable to exercise the Purchase Option with respect to any Shares for which the Purchase Option has not terminated (the "Repurchase Shares"), the Employee agrees to pay the Company, as liquidated damages, a sum, if any, by which the market value of the Repurchase Shares (as determined by such Sale Event) exceeds the aggregate Option Price paid for the Repurchase Shares (the "Damage Amount").

                  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

         4. RESTRICTIONS ON TRANSFER. The Employee shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer") any Shares, or any interest therein, that are subject to the Purchase Option, except that the Employee may (i) transfer such Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the Purchase Option) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) pledge to the Company pursuant to the Note such Shares to secure payment of part or all of the purchase price of such Shares.

         5. EFFECT OF PROHIBITED TRANSFER. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         6. RESTRICTIVE LEGEND. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

"The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

         7. ADJUSTMENTS FOR STOCK SPLITS, STOCK DIVIDENDS, ETC.

                  (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         8. WITHHOLDING TAXES.

                  (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee or the lapse of the Purchase Option.

                  (b) The Participant acknowledges that he has been informed of the advisability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; that such election must be filed with the Internal Revenue Service within 30 days of the transfer of shares to the Participant; and that the Participant is solely responsible for making such election.

         9. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         10. WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

         12. NO RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

         13. NOTICE. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 13.

         14. PRONOUNS. Whenever the context may require, any pronouns used in his Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         15. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         16. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

         17. GOVERNING LAW. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         18. DELIVERY OF CERTIFICATES. The Employee authorizes the Company, on his or her behalf, to hold the stock certificates representing the Shares until the latest of:

                         (i) the date on which the Shares are no longer subject
                    to the Purchase Option;

                         (ii) the closing of an initial underwritten public
                    offering of the Company's securities pursuant to an effective registration statement filed by the Company under the Securities Act;

                         (iii) a sale of all or substantially all of the capital
                    stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise; or

                         (iv) the date which is no later than thirty days (30)
                    after the date on which the Employee ceases to be employed by the Millennium Group,

PROVIDED THAT, if Employee has paid the purchase price of the Shares pursuant to a Note issued to the Company, the Company shall hold such Shares until payment of the Note in full as pledgee under the Note and not on behalf of the Employee pursuant to this Section 18.

         19. ESCROW. The Employee shall execute Joint Escrow Instructions in the form attached hereto as EXHIBIT B simultaneously with the execution hereof. The Joint Escrow Instructions shall be delivered to the person named by the Company to serve as escrow agent thereunder. The Employee shall simultaneously deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Employee, the certificate(s) evidencing the Shares issued hereunder; PROVIDED that, if Employee is paying for part or all of the Option Price for the Shares by delivering a Note to the Company then, in accordance with the terms of the Note, the Employee shall irrevocably instruct the Company, as pledgee under such Note, to deliver to the escrow agent the certificate(s) evidencing the Shares issued hereunder which have been pledged as collateral for payment in full of the Note and the related blank stock assignment(s), and the Joint Escrow Instructions shall become effective only upon such deposit.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              [NAME OF SUBSIDIARY].



                              By:
                                 -----------------------------------------

                              EMPLOYEE

                              --------------------------------------------
                              Signature

                              --------------------------------------------
                              Print Name

                              Address:
                                       -----------------------------------

                              --------------------------------------------

                    EXHIBIT A TO STOCK RESTRICTION AGREEMENT



                             Form of Promissory Note

                  SECURED PROMISSORY NOTE AND PLEDGE AGREEMENT

$[Principal Amount]                                     [Date]
                                                        Cambridge, Massachusetts

         FOR VALUE RECEIVED, the undersigned [Name], promises to pay to [Name of Subsidiary], a Delaware corporation (the "Company"), the principal sum of $[Principal Amount], together with interest, compounded on each anniversary of the date hereof, at the rate of [insert the IRS applicable federal interest rate for mid-term instruments for month in which Note is issued] per year until paid in full. All principal and interest will be due and payable on earlier to occur of:

                  (i) ________ __, 200__ [5 years from the date of issuance of the Stock Option Agreement]; and

                  (ii) the date on which the undersigned ceases (regardless of the reason therefor) to be employed by (a) the Company, (b) its parent, Millennium Pharmaceuticals, Inc., a Delaware corporation (the "Parent"), or (c) any present or future subsidiary corporation of the Parent or the Company.

From and after the occurrence of a default hereunder, this Note shall bear interest at the rate of [insert applicable interest rate plus 2 percentage points] until paid in full.

         SECURITY INTEREST. The undersigned, as security for payment of this Note and the Damage Amount set forth in Section 3(d) of that certain Stock Restriction Agreement of even date between the Company and the undersigned (the "Restriction Agreement"), hereby grants a first priority security interest in and assigns and pledges to the Company, together with any and all dividends, distributions or other proceeds thereof, ___ shares of Common Stock of the Company (represented by certificate no. __) (the "Shares"). The undersigned agrees to cause all non-cash dividends and distributions with respect to the Shares to be distributed directly to the Company, to be held by the Company as part of the Shares. The undersigned acknowledges and understands that the Company's only duty with respect to the Shares is to exercise reasonable care to secure the safe custody of the Shares.

         DEFAULT. This Note will become immediately due and payable, without any prior notice or demand to the undersigned by the Company, upon the occurrence at any time of any of the following: (a) the undersigned's failure to pay when due any principal or interest under this Note; (b) if bankruptcy, reorganization, receivership or insolvency proceedings are instituted by or against the undersigned; (c) the death or incapacity of the undersigned; or (d) any representation or warranty set forth herein or in the Restriction Agreement is no longer true or correct. If any of the events listed in items (a) through (d) above occur, the Company may, in its sole discretion, resort to any and all remedies available to a secured party under the Uniform Commercial Code as enacted and in effect from time to time, in the Commonwealth of Massachusetts or under applicable law (which shall include the sale of the Shares). Furthermore, the Company may sell all or any part of the Shares at a public or private sale, exercise all rights with respect to the Shares as if the Company were the absolute owner (including the right to vote the Shares), or take title to the Shares. The exercise by the Company of any one or more remedies shall not preclude the Company from exercising any other remedies it may have, it being acknowledged that all such rights and remedies are cumulative. The undersigned acknowledges that the Company may be unable to effect a public sale of all or part of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers at prices and on terms less favorable to the seller than if sold at public sales and that private sales shall be deemed to be made in a commercially reasonable manner notwithstanding that such a private sale may result in a lower sale price. In the event the Company sells the Shares, the proceeds will first be applied to the payment of any expenses of the sale, including brokerage commissions, counsel fees, taxes and any other charges or expenses incurred by the Company pertaining to the sale; and, second, to satisfy any unpaid amounts due under this Note; and, third, the surplus (if any) will be paid to the undersigned.

         INDEMNIFICATION; COSTS AND EXPENSES. The undersigned agrees to compensate the Company and hold it harmless from and against any loss, liability, damage, expense, cost and reasonable attorney fees incurred by the Company in exercising its rights or remedies under this Note or defending or protecting the security interest created hereunder. Any such compensation will be paid by the undersigned upon demand by the Company, become part of the obligation secured by the Shares and bear interest at the rate provided in this Note.

         ESCROW. The undersigned irrevocably directs the Company, upon payment in full of this Note, to deliver to such person who has been named by the Company to act as escrow agent pursuant to the Joint Escrow Instructions attached as EXHIBIT B to the certain Stock Restriction Agreement dated ________ __, ____ [insert date of Stock Restriction Agreement] by and between the undersigned and the Company, the attached Assignment Separate from Certificate and the certificate(s) evidencing the Shares, to be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions. The undersigned acknowledges and agrees that prior to payment in full of this Note, the Shares are being held by the Company solely as a secured party and pledgee thereof and not for the benefit of the undersigned or as escrow agent pursuant to the Joint Escrow Instructions.

         NOTICES. All notices hereunder to the undersigned or the Company will be sent by United States first class or certified or registered mail, postage prepaid, or by telecopy or by hand; if to the Company at 238 Main Street, Cambridge, Massachusetts 02142; and to the undersigned at such address as has been furnished to the Company from time to time.

         MISCELLANEOUS. The security interest in the Shares and the other provisions of this Note that are related to the security interest in the Shares will be binding upon any heirs, executors, administrators or other transferees of the undersigned. None of the terms or provisions of this Note may be excluded, modified or amended except in writing signed by the undersigned and the Company. All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (except for its conflict of laws) and this
Note is executed as an instrument under seal.

WITNESS:                                         BORROWER:


By:_____________________________         ________________________________
     Signature                                   Signature

                                            Address:________________________
                                                    ________________________


Agreed and acknowledged as of the date first written above.

[Name of Subsidiary]


By:___________________________________________
     Title:

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED, I, XXXX, hereby sell, assign and transfer to [Name of Subsidiary] (the "Company") XXXX(XXXX) shares of the Common Stock of the Company registered in my name on the books of the Company represented by Certificate No. XXXX; and do hereby irrevocably constitute and appoint the Company's transfer agent as my attorney-in-fact to transfer such stock on the books of the Company with full power of substitution in the premises.


Dated:

Signature: ________________________________
(Sign exactly as name appears on the Certificate)

                    EXHIBIT B TO STOCK RESTRICTION AGREEMENT



                            Joint Escrow Instructions

                              [Name of Subsidiary]

                            JOINT ESCROW INSTRUCTIONS


                              ----------- --, ----


Assistant Treasurer
Millennium Pharmaceuticals, Inc.
[Address]

Dear Sir:

         As Escrow Agent for [Name of Subsidiary], a Delaware corporation (the "Corporation"), and the undersigned employee ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Restriction Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

         1. Holder irrevocably authorizes the Corporation to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. These Joint Escrow Instructions shall only become effective upon the Corporation's deposit with you of any certificate(s) evidencing Shares, together with the related blank stock assignment(s), and shall not apply to any Shares held by the Corporation as a secured party and pledgee. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Corporation while the Shares are held by you.

         2. Upon any purchase by the Corporation of the Shares pursuant to the Agreement, the Corporation shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the Corporation. Holder and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         3. At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

         4. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

         5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         8. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         9. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

         10. Your responsibilities as Escrow Agent hereunder shall terminate if there shall no longer be a position of Assistant Treasurer at Millennium Pharmaceuticals, Inc. or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

         11. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

                   CORPORATION:     [Name and address of Subsidiary]




                   HOLDER:          Notices to Holder shall be sent to the
                                    address set forth below Holder's signature
                                    below.
                   ESCROW AGENT:    Assistant Treasurer
                                    Millennium Pharmaceuticals, Inc.
                                    [Address]

         14. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

         15. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                            Very truly yours,

                               [Name of Subsidiary]


                               By:____________________________________________

                               Its: President


                               HOLDER:


                               -----------------------------------------------
                                                 (Signature)

                               -----------------------------------------------
                                                 Print Name


                               Address:

                               -----------------------------------------------

                               -----------------------------------------------

                               Date Signed:________________________


ESCROW AGENT:

[Name of Subsidiary].

-------------------------------------------
Name:
Title:            Assistant Treasurer

                                    EXHIBIT B


                       NOTICE OF EXERCISE OF STOCK OPTION

                              NOTICE OF EXERCISE OF
                                  STOCK OPTION


TO:      __________________

FROM:    __________________

DATE:    __________________

RE:               Exercise of Stock Option

         I hereby exercise my option to purchase XXXX shares of Common Stock at $XXXX per share (total exercise price of $XXXX), effective as of today's date. This notice is given in accordance with the terms of my Stock Option Agreement dated XXXX. The option price and vested amount is in accordance with Sections 1 and 3 of the Stock Option Agreement.

         Payment for the total exercise price of the shares being purchased is being made by me by [CHECK ALL THAT APPLY]

                    ___ (i) delivery to the Company of cash in an amount equal to the purchase price of such shares; or

                    ___ (ii) delivery to the Company of a check made payable to the order of the Company in an amount equal to the purchase price of such shares; or

                    ___ (iii) subject to the consent of the Company, delivery to the Company of shares of Common Stock of the Company owned by me having a fair market value equal to the amount of the purchase price of such shares; or

                    ___ (iv) delivery of a promissory note in the form attached to the Stock Option Agreement as EXHIBIT C (except that the aggregate par value of such shares is being paid by me by cash or check payable to the Company); or

                    ___ (v) by such other means as has been approved by the Board of Directors of the Company. SPECIFY
                    ____________________.

         Please prepare the stock certificate in the following name(s):

                                    --------------------------

                                    --------------------------

         If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

         I represent , warrant and covenant as follows:

         1. I am purchasing the shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

         2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment with the Company.

         3. I understand that (i) the shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the shares under the Securities Act.

                                   Sincerely,

                                   -----------------------------------------
                                   (Signature)

                                   -----------------------------------------
                                   (Print or Type Name)

Letter and consideration
received on _______________
By:________________________